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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 2003

                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

           001-13255                                     43-1781797
           ---------                                     ----------
           (COMMISSION                                   (IRS EMPLOYER
           FILE NUMBER)                                  IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 5.  OTHER EVENTS.

         On October 9, 2003, Solutia issued a press release announcing that it had closed on a new revolving credit facility. A copy of the press release is filed as an exhibit to this report and is incorporated here by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibit 99.1 listed below is filed as part of this report and
               Exhibit 99.2 listed below is furnished as further described in Item 12 of this report.

Exhibit Number                             Description
--------------                             -----------

99.1 Press Release dated October 9, 2003, issued by Solutia Inc. announcing a new revolving credit facility

99.2 Press Release dated October 9, 2003, issued by Solutia Inc. discussing third quarter results and financial outlook


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On October 9, 2003, Solutia issued a press release providing guidance on third quarter results and comments on our financial outlook.

            The information in this Item 12 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.





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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                                 SOLUTIA INC.
                                  ------------------------------------------
                                                 (Registrant)

                                             /s/  Rosemary L. Klein
                                  ------------------------------------------
                                               Assistant Secretary

DATE: OCTOBER 14, 2003